                                                                    Exhibit 99.1

          Millipore Reports Third Quarter Financial Results

        Strong Revenue Growth Drives Third Quarter Performance

    BILLERICA, Mass.--(BUSINESS WIRE)--Nov. 1, 2006--Millipore
Corporation (NYSE:MIL), a leading provider of products and services that improve productivity in the laboratory and in biopharmaceutical manufacturing, today reported financial results for its third quarter ended September 30, 2006.

    Revenues for the third quarter grew 38 percent totaling $330.1 million. Changes in foreign exchange rates during the quarter increased total revenue growth by 2 percent. Millipore completed its acquisition of Serologicals during the third quarter. Excluding the impact of Serologicals and currency rate changes, Millipore's total revenue growth in the third quarter was 10 percent, which included 13 percent growth in its Bioprocess Division and 6 percent growth in its
Bioscience Division.

    The Company reported third quarter net income of $14.8 million, or
$0.27 per share, compared to net income of $22.9 million or $0.44 per share in the third quarter of 2005. Non-GAAP net income grew approximately 20 percent in the third quarter totaling $37.1 million, or $0.69 per share, compared to non-GAAP net income of $31.1 million, or $0.59 per share in the third quarter of 2005. A reconciliation of all GAAP to non-GAAP financial measures is provided in the Company's financial tables accompanying this press release.

    For the first nine months of 2006, Millipore reported total revenues of $872.3 million. Excluding the impact of Serologicals and currency rate changes, total revenue growth was 11 percent, compared to the Company's full-year 2006 guidance of 10 to 12 percent. The
Company reported nine month net income of $78.5 million, or $1.45 per share, compared to net income of $79.2 million, or $1.55 per share in
2005. Non-GAAP net income for the first three quarters of 2006 was
$115.8 million, or $2.14 per share, compared to $100.6 million, or
$1.97 per share in 2005.

    "The initiatives we are implementing to accelerate our performance are working and we are on track to generate a second straight year of attractive organic revenue growth, while increasing our non-GAAP profitability," said Martin Madaus, Chairman & CEO of Millipore. "We are executing well and building a strong pipeline of opportunities in both divisions. Our Bioscience Division generated a strong quarter in
North America for our laboratory water and sample preparation products, while our Bioprocess Division continues to benefit from healthy demand for our filtration and chromatography products.

    "Since the beginning of 2005, we have broadened our product portfolio and significantly improved our performance. We are participating in many new and attractive market segments, and our long-term growth prospects are stronger today than they were in the past. Over the next three quarters, we will be focused on completing the integration of Serologicals and fully capturing the value of this transaction. We are applying many of the same strategies and initiatives to the integration that we have applied to improve our own performance over the past seven quarters. Despite a slow start in certain segments of Serologicals' business, our success in driving operational improvements and cost synergies will enable us to meet our guidance of $3.00 to $3.10 in non-GAAP earnings per share for 2006."

    Third Quarter Highlights

    --  Strong quarter in North America for laboratory water and sample preparation & biotools business units

    --  Bioprocess growth benefited from strong demand for virus filtration and chromatography media

    --  Completed acquisition of Serologicals on July 14, 2006; third quarter results reflect 11 weeks of Serologicals financial performance

    --  Opened new $50 million R&D Center for Bioprocess Division

    --  Successfully reached mid-point of five year Global Supply
        Chain Initiative; project on track to deliver $40 million of annual savings by 2009 and will cost $10 million less than original forecast

    Revenue Growth by Geography ($ millions):

                         Three Months Ended       Nine Months Ended
                       ----------------------- -----------------------
                       Sept.                   Sept.
                         30,   Oct. 1,   %       30,   Oct. 1,   %
                         2006    2005   Growth   2006    2005   Growth
                       ------- ------- ------- ------- ------- -------
Americas               $151.5  $103.1      47% $381.5  $309.9      23%
Europe                  126.8    95.3      33%  347.3   296.2      17%
Asia/Pacific             51.8    41.2      26%  143.5   128.6      12%
                       ------- -------         ------- -------
Total                  $330.1  $239.6      38% $872.3  $734.7      19%
                       ======= =======         ======= =======

    Revenue Growth by Division ($ millions):

                         Three Months Ended       Nine Months Ended
                       ----------------------- -----------------------
                       Sept.                   Sept.
                         30,   Oct. 1,   %       30,   Oct. 1,   %
                         2006    2005   Growth   2006    2005   Growth
                       ------- ------- ------- ------- ------- -------
Bioprocess             $194.9  $145.7      34% $525.5  $443.8      18%
Bioscience              135.2    93.9      44%  346.8   290.9      19%
                       ------- -------         ------- -------
Total                  $330.1  $239.6      38% $872.3  $734.7      19%
                       ======= =======         ======= =======

    Quarterly Earnings Call

    Millipore will host a conference call and webcast to discuss its financial results, business outlook, and related corporate and financial matters at 4:45 p.m. Eastern Time today. The call can be accessed through Millipore's Web site: http://www.millipore.com. A replay of the call will be archived on the Investor Relations section of the website and will also be available via telephone by dialing
(800) 642-1687 or (706) 645-9291 and entering confirmation code:
8952877. The telephonic replay will be available beginning at 8:00
p.m. ET on November 1, 2006 until 8:00 p.m. ET on November 3, 2006.

    About Millipore

    Millipore is a leading provider of products and services that improve productivity in biopharmaceutical manufacturing and in clinical, analytical and research laboratories. The Company is organized in two operating divisions. Its Bioprocess Division helps to enable pharmaceutical and biotechnology companies to optimize their manufacturing productivity, ensure the quality of drugs, and scale up the production of difficult-to-manufacture biologics. Its Bioscience
Division helps to optimize laboratory productivity and workflows by providing reagents, kits and other enabling technologies and products for life science research and development. Millipore has a deep understanding of its customers' research and manufacturing process needs, and offers reliable and innovative tools, technologies and services. The Company is part of the S&P 500 Index and employs approximately 5,800 employees worldwide. For additional information on
Millipore Corporation, please visit its website at: www.millipore.com.

    Use of Non-GAAP Financial Measures

    The non-GAAP financial measures used in this press release - which are non-GAAP gross profit, non-GAAP gross profit margin, non-GAAP operating margin, non-GAAP pre-tax income, non-GAAP net income, and non-GAAP diluted earnings per share - exclude stock based compensation expense, costs related to our manufacturing consolidation strategy, severance related to leadership changes and division consolidation, acquisition and financing expenses related to the acquisition of
Serologicals, amortization of intangible assets and inventory fair value adjustments related to business acquisitions, and accrual for environmental site remediation costs. There are limitations in using non-GAAP financial measures as they are not prepared in accordance with generally accepted accounting principles and may be different than non-GAAP financial measures used by other companies.

    We believe that the non-GAAP financial measures provide useful and supplementary information to investors regarding our quarterly performance. It is our belief that these non-GAAP financial measures have been particularly useful to investors over the last couple of years because of the significant changes that have occurred outside of our day-to-day business in accordance with the execution of our new strategy. This strategy includes strengthening our leadership position with bioscience customers, becoming a strategic supplier in bioscience research markets, leading our industry in product quality and manufacturing effectiveness, becoming a magnet for talent, and doubling the value of the Company by 2009. The financial impact of certain elements of these activities, particularly leadership changes, our manufacturing consolidation strategy, division consolidation, and acquisitions, are often large relative to our overall financial performance and most of the related charges are recorded in one or two financial quarters but not in other financial quarters, which can adversely affect the comparability of our results on a
period-to-period comparable basis. In addition, certain activities, such as the significant costs associated with consolidating
manufacturing facilities, business acquisitions, and environmental site remediation costs, happen infrequently and the underlying costs associated with such activities impact a limited number of quarters significantly, but do not recur. As an example, the scope and scale of our manufacturing consolidation strategy was the largest in our history. When we complete this initiative, we will have closed eight manufacturing plants. Beginning in the first quarter of 2006, we excluded, and will continue to exclude during 2006, stock based compensation expense from our non-GAAP results.

    We regularly use non-GAAP financial measures internally to understand, manage, and evaluate our business results and make operating decisions. We also measure our employees and compensate them, in part, based on such non-GAAP measures. For the same reasons, we also use this information for our forecasting activities. The non-GAAP financial measures presented herein also facilitate comparisons to our historical operating results, which have
consistently been presented in this manner.

    Non-GAAP financial measures should not be considered as a
substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. They are limited in value because they exclude charges that have a material effect on our reported results and, therefore, should not be relied upon as the sole financial measures to evaluate our financial results. The non-GAAP financial measures are meant to supplement, and to be viewed in conjunction with, GAAP financial measures. Investors are encouraged to review the reconciliation of the financial measures to their most directly comparable GAAP financial measures as provided in the tables accompanying this press release. Our earnings guidance, however, is only provided on a non-GAAP basis. It is not feasible to provide GAAP diluted earnings per share guidance because the items excluded, other than amortization expense, are difficult to predict and estimate and are primarily dependent on future events.

    Forward Looking Statements:

    The matters discussed herein, as well as in future oral and written statements by management of Millipore Corporation that are forward-looking statements, are based on current management
expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements.

    Potential risks and uncertainties that could affect Millipore's future operating results include, without limitation, the inability to successfully integrate Serologicals or other acquired businesses, failure to achieve design wins into our pharmaceutical and
biotechnology customers' manufacturing design phase for a particular drug; delay, suspension or termination of a customer's volume production; lack of availability of raw materials or component products on a timely basis; regulatory delay in the approval of new therapeutics; limitations on cash flow for operations and investment due to increased debt service obligations; the inability to establish and maintain necessary product and process quality levels; reduced demand for cell culture products using bovine serum; the inability to realize the expected benefits of development, marketing, licensing and other alliances; competitive factors such as new membrane or chromatography technology; the inability to achieve anticipated cost benefits of our supply chain initiative; risks relating to our concentration of principal manufacturing operations; the inability to utilize technology in current or planned products due to overriding rights by third parties; potential environmental liabilities;
conditions in the economy in general and in the bioscience and bioprocess markets in particular; foreign exchange fluctuations;
reduced private and government research funding; exposure to product liability claims; and difficulties inherent in transferring or outsourcing of manufacturing operations. Please refer to our filings with the SEC, including our most recent Annual Report on Form 10-K, for more information on these and other risks that could cause actual results to differ.

                        Millipore Corporation
           Condensed Consolidated Statements of Operations
                (In thousands, except per share data)
                             (Unaudited)

                               Three Months Ended   Nine Months Ended
                               ------------------- -------------------
                               September October   September October
                                  30,        1,       30,        1,
                                 2006      2005        2006      2005
                               --------- --------- --------- ---------

Net sales                      $330,117  $239,557  $872,307  $734,699
Cost of sales                   169,261   116,862   425,282   347,090
                               --------- --------- --------- ---------
 Gross profit                   160,856   122,695   447,025   387,609

Selling, general and
 administrative expenses        106,785    72,601   276,609   230,584
Research and development
 expenses                        24,637    18,858    62,767    52,272
                               --------- --------- --------- ---------
 Operating income                29,434    31,236   107,649   104,753

Interest income                   4,713       894    20,873     2,202
Interest expense                (16,548)   (1,432)  (28,733)   (5,021)
                               --------- --------- --------- ---------
 Income before income taxes and
  minority interest              17,599    30,698    99,789   101,934
Provision for income taxes        2,347     7,824    20,348    22,783
Minority interest                   439         -       960         -
                               --------- --------- --------- ---------

Net income                      $14,813   $22,874   $78,481   $79,151
                               ========= ========= ========= =========

Diluted earnings per share        $0.27     $0.44     $1.45     $1.55
                               ========= ========= ========= =========

Diluted weighted average shares
 outstanding                     54,172    52,579    54,168    51,185
                               ========= ========= ========= =========

                         Millipore Corporation
                 Condensed Consolidated Balance Sheets
                            (In thousands)
                              (Unaudited)

                                               September    December
                                                   30,         31,
                                                  2006        2005
                                               ----------- -----------
ASSETS
Current assets:
 Cash and cash equivalents                        $91,408    $537,052
 Marketable securities                                  -     113,839
 Accounts receivable, net                         252,198     188,130
 Inventories                                      278,425     153,030
 Assets held for sale                              19,090           -
 Deferred income taxes and other current assets    91,854      75,050
                                               ----------- -----------
  Total current assets                            732,975   1,067,101
Property, plant and equipment, net                500,473     371,249
Deferred income taxes                              83,810      73,190
Intangible assets, net                            496,913      43,421
Goodwill                                        1,055,103      82,718
Other assets                                       25,476       8,986
                                               ----------- -----------
  Total assets                                 $2,894,750  $1,646,665
                                               =========== ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
 Notes Payable                                   $100,000          $-
 Accounts payable                                  91,598      79,587
 Accrued expenses and other current liabilities   161,482     115,655
 Income taxes payable and deferred income taxes    46,240      47,357
                                               ----------- -----------
  Total current liabilities                       399,320     242,599
Long-term debt                                  1,342,393     552,285
Deferred income taxes                             164,972       5,713
Other liabilities                                  53,591      54,505
Minority interest                                   4,136           -
Shareholders' equity                              930,338     791,563
                                               ----------- -----------
  Total liabilities and shareholders' equity   $2,894,750  $1,646,665
                                               =========== ===========

                        Millipore Corporation
        Reconciliation of GAAP to Non-GAAP Financial Measures
                Three Months Ended September 30, 2006
               (dollars in thousands, except EPS data)

                                  Gross    Gross   Operating Operating
                                   Profit   Profit   Income    Margin
                                            Margin
                                 -------------------------------------
GAAP results, three months ended
 September 30, 2006              $160,856    48.7%  $29,434       8.9%
Non-GAAP adjustments:
  Costs related to manufacturing
   consolidation strategy           4,474     1.4%    4,474       1.4%
  Acquisition inventory fair
   value amortization              13,279     4.0%   13,279       4.0%
  Stock-based compensation
   expense                            474     0.1%    3,246       1.0%
  Acquisition integration and
   restructuring expenses             399     0.1%    6,105       1.9%
  Purchased intangibles
   amortization                     2,153     0.7%    6,065       1.8%
  Environmental accrual                               2,100       0.6%

                                 --------- ------- --------- ---------
  Total non-GAAP adjustments       20,779     6.3%   35,269      10.7%
                                 --------- ------- --------- ---------
Non-GAAP results, three months
 ended September 30, 2006        $181,635    55.0%  $64,703      19.6%
                                 ========= ======= ========= =========

                                             Pre-tax    Net    Diluted
                                              Income   Income    EPS
                                            --------------------------
GAAP results, three months ended September
 30, 2006                                    $17,599  $14,813   $0.27
Non-GAAP adjustments:
   Costs related to manufacturing
    consolidation strategy                     4,474    2,811    0.06
   Acquisition inventory fair value
    amortization                              13,279    8,344    0.16
   Stock-based compensation expense            3,246    2,211    0.04
   Acquisition integration and restructuring
    expenses                                   6,105    3,836    0.07
   Purchased intangibles amortization          6,065    3,811    0.07
   Environmental accrual                       2,100    1,319    0.02

                                             -------- -------- -------
   Total non-GAAP adjustments                 35,269   22,332    0.42
                                             -------- -------- -------
Non-GAAP results, three months ended
 September 30, 2006                          $52,868  $37,145   $0.69
                                             ======== ======== =======

(a) Please refer to our press release for a full explanation for the use of non-GAAP measures.

                        Millipore Corporation
        Reconciliation of GAAP to Non-GAAP Financial Measures
                 Nine Months Ended September 30, 2006
               (dollars in thousands, except EPS data)

                                  Gross    Gross   Operating Operating
                                   Profit   Profit   Income    Margin
                                            Margin
                                 -------------------------------------
GAAP results, nine months ended
 September 30, 2006              $447,025    51.2% $107,649      12.3%
Non-GAAP adjustments:
 Costs related to manufacturing
  consolidation strategy           15,038     1.7%   15,038       1.8%
 Acquisition inventory fair
  value amortization               13,279     1.5%   13,279       1.6%
 Stock-based compensation
  expense                           1,320     0.2%    8,960       1.0%
 Acquisition integration and
  restructuring expenses              469     0.1%    8,060       0.9%
 Purchased intangibles
  amortization                      2,153     0.2%    8,985       1.0%
 Environmental accrual                                2,100       0.2%
 Bridge loan commitment fees in
  connection with acquisition of
  Serologicals

                                 --------- ------- --------- ---------
 Total non-GAAP adjustments        32,259     3.7%   56,422       6.5%
                                 --------- ------- --------- ---------
Non-GAAP results, nine months
 ended September 30, 2006        $479,284    54.9% $164,071      18.8%
                                 ========= ======= ========= =========

                                           Pre-tax     Net     Diluted
                                             Income    Income    EPS
                                          ----------------------------
GAAP results, nine months ended September
 30, 2006                                   $99,789   $78,481   $1.45
Non-GAAP adjustments:
  Costs related to manufacturing
   consolidation strategy                    15,038     9,778    0.18
  Acquisition inventory fair value
   amortization                              13,279     8,344    0.15
  Stock-based compensation expense            8,960     6,128    0.11
  Acquisition integration and
   restructuring expenses                     8,060     5,171    0.09
  Purchased intangibles amortization          8,985     5,722    0.11
  Environmental accrual                       2,100     1,319    0.03
  Bridge loan commitment fees in
   connection with acquisition of
   Serologicals                               1,310       895    0.02

                                           --------- --------- -------
  Total non-GAAP adjustments                 57,732    37,357    0.69
                                           --------- --------- -------
Non-GAAP results, nine months ended
 September 30, 2006                        $157,521  $115,838   $2.14
                                           ========= ========= =======

(a) Please refer to our press release for a full explanation for the use of non-GAAP measures.

                        Millipore Corporation
        Reconciliation of GAAP to Non-GAAP Financial Measures
                  Three Months Ended October 1, 2005
               (dollars in thousands, except EPS data)

                                  Gross    Gross   Operating Operating
                                   Profit   Profit   Income    Margin
                                            Margin
                                 -------------------------------------
GAAP results, three months ended
 October 1, 2005                 $122,695    51.2%  $31,236      13.0%
Non-GAAP adjustments:
  Costs related to manufacturing
   consolidation strategy           4,435     1.9%    4,435       1.9%
  Acquisition inventory fair
   value amortization               1,907     0.8%    1,907       0.8%
  Costs related to divisional
   consolidation                                      3,148       1.3%
  Purchased intangibles
   amortization                                       1,261       0.5%

                                 --------- ------- --------- ---------
  Total non-GAAP adjustments        6,342     2.7%   10,751       4.5%
                                 --------- ------- --------- ---------
Non-GAAP results, three months
 ended October 1, 2005           $129,037    53.9%  $41,987      17.5%
                                 ========= ======= ========= =========

                                             Pre-tax    Net    Diluted
                                              Income   Income    EPS
                                            --------------------------
GAAP results, three months ended October 1,
 2005                                        $30,698  $22,874   $0.44
Non-GAAP adjustments:
  Costs related to manufacturing
   consolidation strategy                      4,435    3,382    0.06
  Acquisition inventory fair value
   amortization                                1,907    1,454    0.03
  Costs related to divisional consolidation    3,148    2,400    0.04
  Purchased intangibles amortization           1,261      962    0.02

                                             -------- -------- -------
  Total non-GAAP adjustments                  10,751    8,198    0.15
                                             -------- -------- -------
Non-GAAP results, three months ended October
 1, 2005                                     $41,449  $31,072   $0.59
                                             ======== ======== =======

(a) Please refer to our press release for a full explanation for the use of non-GAAP measures.

                        Millipore Corporation
        Reconciliation of GAAP to Non-GAAP Financial Measures
                  Nine Months Ended October 1, 2005
               (dollars in thousands, except EPS data)

                                  Gross    Gross   Operating Operating
                                   Profit   Profit   Income    Margin
                                            Margin
                                 -------------------------------------
GAAP results, nine months ended
 October 1, 2005                 $387,609    52.8% $104,753      14.3%
Non-GAAP adjustments:
  Costs related to manufacturing
   consolidation strategy           7,011     0.9%    7,011       1.0%
  Acquisition inventory fair
   value amortization               1,907     0.3%    1,907       0.2%
  Costs related to divisional
   consolidation                                      3,195       0.4%
  Executive termination costs                        12,050       1.7%
  Purchased intangibles
   amortization                                       2,767       0.4%
  In-process R&D write-off                            3,149       0.4%

                                 --------- ------- --------- ---------
  Total non-GAAP adjustments        8,918     1.2%   30,079       4.1%
                                 --------- ------- --------- ---------
Non-GAAP results, nine months
 ended October 1, 2005           $396,527    54.0% $134,832      18.4%
                                 ========= ======= ========= =========

                                           Pre-tax     Net     Diluted
                                             Income    Income    EPS
                                          ----------------------------
GAAP results, nine months ended October 1,
 2005                                      $101,934   $79,151   $1.55
Non-GAAP adjustments:
   Costs related to manufacturing
    consolidation strategy                    7,011     4,993    0.10
   Acquisition inventory fair value
    amortization                              1,907     1,358    0.03
   Costs related to divisional
    consolidation                             3,195     2,276    0.04
   Executive termination costs               12,050     8,582    0.17
   Purchased intangibles amortization         2,767     1,971    0.04
   In-process R&D write-off                   3,149     2,243    0.04

                                           --------- --------- -------
   Total non-GAAP adjustments                30,079    21,423    0.42
                                           --------- --------- -------
Non-GAAP results, nine months ended
 October 1, 2005                           $132,013  $100,574   $1.97
                                           ========= ========= =======

(a) Please refer to our press release for a full explanation for the use of non-GAAP measures.

    Non-GAAP Gross Profit and Gross Profit Margin

    The calculation of non-GAAP gross profit and gross profit margin is displayed in the above tables. Non-GAAP gross profit and gross profit margin exclude the costs related to our manufacturing consolidation strategy for the reasons described above in the introductory paragraphs of the "Use of Non-GAAP Financial Measures"
section of this press release. Non-GAAP gross margin and gross profit margin exclude the amortization of acquired inventory fair value adjustments from business acquisitions because (1) the amounts are non-cash, (2) we can not influence the timing and amount of future expense recognition, and (3) excluding such expenses provides investors and management better visibility into the components of operating expenses. Non-GAAP gross profit and gross profit margin also exclude stock-based compensation expense because the accounting treatment on a year-over-year basis for option grants has changed with the adoption of Statement of Financial Accounting Standards ("SFAS")
No. 123 (revised 2004), Share-based Payment ("SFAS 123R"). We implemented the new accounting standard using the modified prospective method, which does not allow for restatement of prior period results and, accordingly, renders the year-over-year comparison not
meaningful. In addition, non-GAAP gross profit and gross profit margin exclude the one-time acquisition and related integration expenses in connection with the acquisition of Serologicals.

    Non-GAAP Operating Income and Operating Margin

    The calculation of non-GAAP operating income and operating margin is displayed in the above tables. Non-GAAP operating income and operating margin exclude the amortization of intangible assets and acquired inventory fair value adjustments related to business acquisitions because (1) the amounts are non-cash, (2) we can not influence the timing and amount of future expense recognition, and (3)
excluding such expenses provides investors and management better visibility into the components of operating expenses. The calculation of Non-GAAP operating income and operating margin also exclude the costs related to our manufacturing consolidation strategy and severance related to leadership changes and division consolidation for the reasons described above in the introductory paragraphs of the "Use of Non-GAAP Financial Measures" section of this press release.
Non-GAAP operating income and operating margin exclude stock-based compensation expense because the accounting treatment on a
year-over-year basis for option grants has changed with the adoption of SFAS No. 123R. We implemented the new accounting standard using the modified prospective method, which does not allow for restatement of prior period results and, accordingly, renders the year-over-year comparison not meaningful. Non-GAAP operating income and operating margin exclude one-time acquisition and related integration expenses in connection with the acquisition of Serologicals because this is the largest acquisition in recent Millipore history. In addition, we have also excluded environmental site remediation costs from the non-GAAP operating income and operating margin because these costs are significant and non-recurring for Millipore.

    Non-GAAP Pre-tax Income

    The calculation of non-GAAP pre-tax income is displayed in the above tables. Non-GAAP pre-tax income excludes bridge loan commitment fees in connection with the acquisition of Serologicals. The calculation of non-GAAP pre-tax income also excludes costs related to our manufacturing consolidation strategy; severance related to leadership changes and division consolidation; stock-based
compensation expense; acquisition and integration expenses;
amortization of intangible assets and acquired inventory fair value adjustments related to business acquisitions; and environmental site remediation costs for the reasons described for operating income and operating margin above.

    Non-GAAP Net Income

    The calculation of non-GAAP net income is displayed in the above tables. Because pre-tax income is included in the net income calculation, the net income calculation excludes costs related to our manufacturing consolidation strategy; severance related to leadership changes and division consolidation; stock-based compensation expense;
acquisition and integration expenses and bridge loan commitment fees in connection with the acquisition of Serologicals; amortization of intangible assets and acquired inventory fair value adjustments related to business acquisitions; and environmental site remediation costs for the reasons described for pre-tax income above.

    Non-GAAP Diluted Earnings per Share

    The calculation of non-GAAP diluted earnings per share is
displayed in the above tables. Because net income is included in the diluted earnings per share calculation, the diluted earnings per share calculation excludes the amounts for costs related to our
manufacturing consolidation strategy; severance related to leadership changes and division consolidation; stock-based compensation expense;
acquisition expenses and bridge loan commitment fees in connection with the acquisition of Serologicals; amortization of intangible assets and acquired inventory fair value adjustments related to business acquisitions; and environmental site remediation costs for the reasons described for net income above.

    CONTACT: Joshua Young
             Director, Investor Relations
             (978) 715 - 1527
             (800) 225 - 3384
             joshua_young@millipore.com
             OR
             Lynn Garvin
             Vice President, Corporate Communications
             Millipore Corporation
             978-715-1043
             lynn_garvin@millipore.com